                                                                   Exhibit 10.34

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER SUCH ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SUCH ACT.


                      WARRANT TO PURCHASE PREFERRED STOCK
                                      of
                                 GETTHERE.COM

                         Void after September 14, 2001

          This Warrant is issued to American Express Travel Related Services Company, Inc., a Delaware corporation ("Amex"), or its registered assigns ("Holder") by GetThere.com, a California corporation (the "Company"), on September 14, 1999 (the "Warrant Issue Date"). This Warrant is issued pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated as of the Warrant Issue Date, a copy of which is attached hereto as Attachment A (the
                                                          ------------
"Purchase Agreement").

          1.  Purchase Shares. Subject to the terms and conditions hereinafter
              ---------------
set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company up to Seven Hundred Thirty Thousand Twenty-Three (730,023) fully paid and nonassessable shares of Series E Preferred Stock of the Company, as constituted on the Warrant Issue Date (the "Preferred Stock"). The number of shares of Preferred Stock issuable pursuant to this Section 1 (the "Shares") shall be subject to adjustment pursuant to Section 10 hereof.

          2.  Exercise Price. The purchase price for the Shares shall be $21.00,
              --------------
as adjusted from time to time pursuant to Section 9 hereof (the "Exercise
Price").

          3.  Exercise Period. This Warrant shall be exercisable, in whole or in
              ---------------
part, during the term commencing on the date thirty (30) days after the Warrant Issue Date and ending at 5:00 p.m. on September 14, 2001; provided, however, that in the event of (a) the closing of the Company's sale or transfer of all or substantially all of its assets, or (b) the closing of the acquisition of the Company by another entity by means of merger, consolidation or other transaction or series of related transactions, resulting in the exchange of the outstanding shares of the Company's capital stock unless (i) the shareholders of the Company
                                      ------
immediately prior to such transaction or series of related transactions are holders of a majority of the voting equity securities of the surviving or acquiring corporation immediately thereafter and (ii) each of such shareholders immediately prior to such transaction or series of related transactions holds the same pro rata share of such majority of the voting equity securities of the surviving or acquiring corporation as each hold of the Company immediately prior to such transaction or series of related transactions, this Warrant shall, on the date of such event, no longer be exercisable and become null and void. In the event of a proposed transaction of the kind described above, the Company shall notify the Holder at least twenty (20) days prior to the consummation of such event or transaction; provided, however, that the Holder shall in any event have at least forty (40) days after the Warrant Issue Date to exercise this Warrant. Notwithstanding the foregoing, in the event of the termination of the Web Services and Travel Agreement by and between the Company and the Holder dated the date hereof (i) as a result of a material breach of such agreements by Amex or (ii) by Amex without cause, this Warrant shall immediately upon such termination no longer be exercisable and become null and void.

          4.  Method of Exercise. While this Warrant remains outstanding and
              ------------------
exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:

              (a) the surrender of the Warrant, together with a duly executed copy of the form of Notice of Election attached hereto, to the Secretary of the Company at its principal offices; and

              (b) the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

          5.  Net Exercise. In lieu of exercising this Warrant pursuant to
              ------------
Section 4, the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the holder hereof a number of shares of Preferred Stock computed using the following formula:

                          Y (A - B)
                         ---------
                    X =      A

     Where:  X =  The number of shares of Preferred Stock to be issued to the
                  Holder pursuant to this net exercise;

               Y = The number of Shares in respect of which the net issue election is made;

               A = The fair market value of one share of the Preferred Stock at the time the net issue election is made;

               B = The Exercise Price (as adjusted to the date of the net issuance).

          For purposes of this Section 5, the fair market value of one share of Preferred Stock as of a particular date shall be determined as follows: (i) if traded on a securities exchange or through the Nasdaq Stock Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty (30) day period ending three (3) days prior to the net exercise election; (ii) if traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the net exercise; and (iii) if there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Company; provided, that, if the Warrant is being exercised upon the closing of the IPO, the value will be the initial "Price to Public" of one share of such Preferred Stock specified in the final prospectus with respect to such offering. Notwithstanding any of the preceding, only thirty percent (30%) of the total number of Shares initially issuable upon exercise of this Warrant (which number is subject to adjustment pursuant to Section 9 hereof) may be exercised by the Holder pursuant to this Section 5. The remaining seventy percent (70%) are only exercisable pursuant to Section 4 hereof.

          6.  Representations and Warranties of Holder. The Holder hereby
              ----------------------------------------
represents and warrants that:

              (a)  Authorization. The Holder has full power and authority to
                   -------------
enter into this Warrant, and this Warrant constitutes its valid and legally binding obligation, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

              (b)  Purchase Entirely for Own Account. This Warrant is being
                   ---------------------------------
issued to such Holder in reliance upon such Holder's representation to the Company, which by such Holder's execution of this Warrant such Holder hereby confirms, that this Warrant, the Preferred Stock to be received by such Holder upon exercise of this Warrant and the Common Stock issuable upon conversion thereof (collectively, the "Securities") will be acquired for investment for such Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Holder has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, such Holder further represents that such Holder does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

              (c)  Disclosure of Information. Such Holder further represents
                   -------------------------
that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company.

              (d)  Investment Experience. Such Holder is an investor in
                   ---------------------
securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. If other than an individual, Holder also represents it has not been organized for the purpose of acquiring the Securities.

              (e)  Accredited Investor. Such Holder is an "accredited investor"
                   -------------------
within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

              (f)  Restricted Securities. Such Holder understands that the
                   ---------------------
Securities it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited circumstances. In this connection, such Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

              (g)  Further Limitations on Disposition. Without in any way
                   ----------------------------------
limiting the representations set forth above, such Holder further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 5, provided and to the extent this Section is then applicable, and:

                   (i) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

                   (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company that such disposition will not require registration of such securities under the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                   (iii) Notwithstanding the provisions of Paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder (A) that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, or (B) to any entity that is controlled by, controls or is under common control with the Holder, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Holder hereunder.

              (h)  Legends. It is understood that the certificates evidencing
                   -------
the Securities may bear one or all of the following legends:

                   (i) "These securities have not been registered under the Securities Act of 1933, as amended. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                      (ii) Any legend required by the laws of the State of California, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

        7.  Certificates for Shares.  Upon the exercise of the purchase rights
            -----------------------
evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter (with appropriate restrictive legends, if applicable), and in any event within thirty (30) days of the delivery of the subscription notice. In case the holder shall exercise this Warrant with respect to less than all of the Shares that may be purchased under this Warrant, the Company shall execute a new warrant in the form of this Warrant for the balance of such Shares and deliver such new warrant to the holder of this Warrant.

        8.  Issuance of Shares. The Company covenants that it will at all times
            ------------------
keep available such number of authorized shares of its Series E Preferred Stock, free from all preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens, and charges with respect to the issuance thereof.

        9.  Adjustment of Exercise Price and Number of Shares. The number of and
            -------------------------------------------------
kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

            (a) Subdivisions, Combinations and Other Issuances. If the Company
                ----------------------------------------------
shall at any time prior to the expiration of this Warrant subdivide its Preferred Stock, by split-up or otherwise, or combine its Preferred Stock, or issue additional shares of its Preferred Stock or Common Stock as a dividend with respect to any shares of its Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 8(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

            (b)  Reclassification, Reorganization and Consolidation. In case of
                 --------------------------------------------------
any reclassification, capital reorganization, or change in the Preferred Stock of the Company (other than as a result of a subdivision, combination, or stock dividend provided for in Section 8(a) above), then, as a condition of such reclassification, reorganization, or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, or change by a holder of the same number of shares of Preferred Stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, or change. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

                        (c)  Notice of Adjustment. When any adjustment is
                             --------------------
required to be made in the number or kind of shares purchasable upon exercise of the Warrant, or in in the the Warrant Price, the Company shall promptly notify the holder of such event and of the number of shares of Preferred Stock or other securities or property thereafter purchasable upon exercise of this Warrant.

                        (d)  No Impairment. The Company and the holder of this
                             -------------
Warrant will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company or the holder of this Warrant, respectively, but will at all times in good faith assist in the carrying out of all the provisions of this Section 9 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Company and the holder of this Warrant against impairment.

                10.  No Fractional Shares or Scrip. No fractional shares or
                     -----------------------------
scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Exercise Price then in effect.

                11.  No Shareholder Rights. Prior to exercise of this Warrant,
                     ---------------------
the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including (without limitation) the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. However, nothing in this Section 10 shall limit the right of the Holder to be provided the Notices required under this Warrant; provided further, however, the Company will afford to the Holder the right, upon advance notice, to meet periodically with the Company's chief financial officer during mutually agreeable business hours to discuss the Company's business and affairs.

                12.  Transfers of Warrant. Subject to compliance with applicable
                     --------------------
federal and state securities laws, this Warrant and all rights (but only with all related obligations) hereunder are transferable in whole or in part by the Holder upon the prior written consent of the Company. The transfer shall be recorded on the books of the Company upon (i) the surrender of this Warrant, properly endorsed, to the Company at its principal offices, (ii) the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer and (iii) such transferee's agreement in writing to be bound by and subject to the terms and conditions of this Warrant. In the event of a partial transfer, the Company shall issue to the holders one or more appropriate new warrants.

                13.  Successors and Assigns. The terms and provisions of this
                     ----------------------
Warrant and the Purchase Agreement shall inure to the benefit of, and be binding upon, the Company and the Holders hereof and their respective successors and assigns.

                14.  "Market Stand-Off" Agreement. In connection with the
                      ---------------------------
initial public offering of the Company's securities, each holder of this Warrant agrees, upon request of the Company or the underwriters managing any such offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any securities of the Company, including without limitation this Warrant, any shares of Series E Preferred Stock issued or issuable upon exercise of this Warrant and any shares of Common Stock issued or issuable in lieu of or upon conversion of such shares of Series E Preferred Stock (other than those included in the registration statement filed in connection with the offering), without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of the registration statement filed in connection with the offering as may be requested by the underwriters. The holder of this Warrant agrees that the Company may instruct its transfer agent to place stop-transfer notations in its records to enforce the provisions of this Section 14.

                15.  Registration Rights. The Shares issuable upon exercise of
                     -------------------
this Warrant, and any securities issuable upon conversion of such Shares, possess certain "demand" and "piggyback" registration rights as set forth in
Section 5.1, 5.2 and 5.3, respectively, of that certain Amended and Restated Investors' Rights Agreement, dated the Warrant Issue Date, by and among the Company and the Investors listed on Schedule A thereto.
                                    ----------

                16.  Amendments and Waivers. Any term of this Warrant may be
                     ----------------------
amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section shall be binding upon each holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares, and the Company.

                17.  Notices. All notices required under this Warrant and shall
                     -------
be deemed to have been given or made for all purposes (i) upon personal delivery, (ii) upon confirmation receipt that the communication was successfully sent to the applicable number if sent by facsimile; (iii) one (1) business day after being sent, when sent by professional overnight courier service, or (iv) five (5) days after posting when sent by registered or certified mail. Notices to the Company shall be sent to the principal office of the Company (or at such other place as the Company shall notify the Holder hereof in writing). Notices to the Holder shall be sent to the address of the Holder on the books of the Company (or at such other place as the Holder shall notify the Company hereof in writing).

                18.  Attorneys' Fees. If any action of law or equity is
                     ---------------
necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and disbursements in addition to any other relief to which it may be entitled.

                19.  Captions. The section and subsection headings of this
                     --------
Warrant are inserted for convenience only and shall not constitute a part of this Warrant in construing or interpreting any provision hereof.

                20.  Governing Law. This Warrant shall be governed by the laws
                     -------------
of the State of California as applied to agreements among California residents made and to be performed entirely within the State of California.

                21.  Survival. The warranties, representations and covenants
                     --------
contained in or made pursuant to this Warrant shall survive the execution, delivery and exercise, if any, of this Warrant.

          IN WITNESS WHEREOF, the parties hereto have caused this Warrant to be executed by an officer thereunto duly authorized.

                              GETTHERE.COM



                              By:
                                 -------------------------------------------
                                 Kenneth Pelowski
                                 Chief Operating Officer and Chief Financial
                                 Officer


                              AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.



                              By:
                                 -------------------------------------------
                              Name:
                                 -------------------------------------------
                              Title:
                                 -------------------------------------------

                              NOTICE OF EXERCISE
                              ------------------

To:  GETTHERE.COM

          The undersigned hereby elects to [check applicable subsection]:

________  (a)  Purchase _________________ shares of Series E Preferred Stock of
               GetThere.com, pursuant to the terms of the attached Warrant and payment of the Exercise Price per share required under such Warrant accompanies this notice;

          OR

________  (b)  Exercise the attached Warrant for [all of the shares] [________
               of the shares] [cross out inapplicable phrase] purchasable under the Warrant pursuant to the net exercise provisions of Section 5 of such Warrant.

          The undersigned hereby represents and warrants that the undersigned is acquiring such shares for its own account for investment purposes only, and not for resale or with a view to distribution of such shares or any part thereof.

                              WARRANTHOLDER:

                              _________________________________________


                              By:______________________________________
                                 [NAME]

                    Address:  _________________________________________
                              _________________________________________

Date:_______________


Name in which shares should be registered:

_________________________________________